EXHIBIT 23.1


DELOITTE & TOUCHE LLP
3900 US Bancorp Tower                       Telephone: (503) 222-1341
111 SW Fifth Avenue                         Facsimile:   (503) 224-2172
Portland, Oregon 97204-3698





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-98648 on Form S-8 of our report dated December 27, 1996 appearing in this Annual Report on Form 10-KSB of Phoenix Gold International, Inc. for the year ended September 30, 1996.




/s/  DELOITTE & TOUCHE LLP

Portland, Oregon
December 30, 1996



---------------------
Deloitte Touche
Tohmatsu
International
---------------------